SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                DECEMBER 6, 1999


                       COCA-COLA BOTTLING CO. CONSOLIDATED
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-9286                 56-0950585
          --------                        ------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
                (Address of principal executive offices Zip Code)


                                 (704) 551-4400
                                 --------------
               Registrant's telephone number, including area code

Item 5.  Other Events
---------------------


On December 6, 1999, the Company issued the following press release:

                                                                    NEWS RELEASE
[LOGO]
 COCA-COLA                       Media Contact:      Lauren C. Steele
BOTTLING CO.                                         VP Corporate Affairs
CONSOLIDATED                                         704-551-4551

                                 Investor Contact:   David V. Singer
                                                     VP, Chief Financial Officer
                                                     704-551-4604



FOR IMMEDIATE RELEASE
December 6, 1999

             COCA-COLA CONSOLIDATED DEFERS PURCHASE OF JOINT VENTURE

CHARLOTTE, NC---Coca-Cola Bottling Co. Consolidated said in a statement today that it plans to defer the purchase of The Coca-Cola Company's 50 percent interest in Piedmont Coca-Cola Bottling Partnership, a joint venture with selling territories in North Carolina and South Carolina. The decision was made at the company's December board meeting.

The Coca-Cola Company and Coca-Cola Consolidated have mutually determined not to continue negotiations to complete the transaction as stated in the non-binding letter of intent signed on November 5, 1999. The parties expect to re-institute discussions for the acquisition of The Coca-Cola Company's interest in Piedmont Coca-Cola Bottling Partnership by Coca-Cola Consolidated at some point in the future. Coca-Cola Consolidated will continue to operate the business under a long-term management contract.

Since 1993, the Charlotte-based bottler has been a joint venture partner with The Coca-Cola Company in the Piedmont Coca-Cola Bottling Partnership, a company with franchise territories in much of South Carolina and parts of Eastern North Carolina. Coca-Cola Consolidated has served those territories under a management agreement since the formation of the joint venture.


                                     --30--







 COCA-COLA BOTTLING CO. CONSOLIDATED, 4100 COCA-COLA PLAZA, CHARLOTTE, NC 28211
                                 (704) 551-4400

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                COCA-COLA BOTTLING CO. CONSOLIDATED
                                -----------------------------------
                                            (REGISTRANT)




Date: December 10, 1999         BY: /s/ David V. Singer
                                   ---------------------------------------------
                                        David V. Singer
                                   Principal Financial Officer of the Registrant
                                                       and
                                      Vice President, Chief Financial Officer